SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 30, 2001
(Date of earliest event reported)

Commission File No. 333-48720




                    Wells Fargo Asset Securities Corporation
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       Delaware                                          52-1972128
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      (State of Incorporation)                I.R.S. Employer Identification No.




    7485 New Horizon Way, Frederick, Maryland                       21703
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      Address of principal executive offices                      (Zip Code)





                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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(Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  Other Events
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                  On March 30, 2001, Wells Fargo Asset Securities Corporation, a
Delaware corporation (the "Registrant"), sold Mortgage Pass-Through
Certificates, Series 2001-8, Class A-1, Class A-PO, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $199,478,281.57. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 2001, among the Registrant, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Wells Fargo Bank"), United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2001-8, Class B-4, Class B-5 and
Class B-6 Certificates, having an aggregate initial principal balance of $902,677.65 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

                  As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.5495% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates.

                  Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

                  An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

         (EX-4)                        Pooling and Servicing
                                       Agreement, dated as of
                                       March 30, 2001, among
                                       Wells Fargo Asset
                                       Securities Corporation,
                                       Wells Fargo Bank
                                       Minnesota, National
                                       Association, United
                                       States Trust Company of
                                       New York, as trustee, and
                                       First Union National
                                       Bank, as trust
                                       administrator.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   WELLS FARGO ASSET SECURITIES
                                                     CORPORATION

March 30, 2001


                                                   /s/ Alan S. McKenney
                                                   -----------------------------
                                                   Alan S. McKenney
                                                   Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                Paper (P) or
Exhibit No.       Description                                   Electronic (E)
-----------       -----------                                   --------------


(EX-4)            Pooling and Servicing Agreement,              E
                  dated as of March 30, 2001, among
                  Wells Fargo Asset Securities Corporation,
                  Wells Fargo Bank Minnesota, National
                  Association, United States Trust Company of New York, as trustee, and First Union
                  National Bank, as trust administrator.